2010


HAMPSHIRE GROUP

Investor Presentation

Disclaimer




The finest clothing made is a person's skin but of course society demands something more than this.
—Mark Twain

These materials contain forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, that reflect the Company's current views with respect to future events. Such statements are subject to certain risks and uncertainties which could cause actual results to differ materially from those projected. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Company undertakes no obligation to publish revised forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrences of unanticipated events. Management believes that supplementing its financial statements prepared in accordance with generally accepted accounting principles in the United States ("GAAP") with certain non-GAAP financial measures, as defined by the SEC, provides a more comprehensive understanding of the Company's financial condition and results of operations and offers greater insight into the Company's results from operations. Such measures include EBITDA and Modified EBITDA and should not be considered an alternative to comparable GAAP financial measures, but should rather be read in conjunction with the GAAP financial measures. Readers are urged to review and consider carefully the various disclosures made by the Company in its Form 10-K and other Securities and Exchange Commission filings, which advise interested parties of certain factors that affect the Company's business.

Business Overview


It is an interesting question
how far men would retain their
relative rank if they were
divested of their clothes.
—Henry David Thoreau

COMPANY

Founded in 1977

We are a provider of moderate-priced apparel to department and chain stores

Our heritage, and still largest category, is sweaters, which we have now complemented with full sportswear collections for both men and women

Our largest customers are JCPenney, Kohl's, Macy's, Stage/Peebles, Belk, Dillard's, Sears, BonTon and Beall's

STOCK INFORMATION

Exchange: OTC BB (HAMP)

Stock Price (2/12/10): $3.50

Shares Outstanding: 6.3 million

Brands

WOMEN'S

LICENSED ← → OWNED

MEN'S

Owned (Women's):

- DESIGNERS ORIGINALS
- HAMPSHIRE STUDIO
- mercer street studio
- R·E·Q
- REQUIREMENTS
- SPRING+MERCER

Licensed (Men's):

- GEOFFREY BEENE®
- DOCKERS
- JOSEPH ABBOUD
- Alexander Julian COLOURS

Sales Breakdown

2009 SALES BY DIVISION*


Item-Eyes
29.0%
Hampshire Brands
38.1%
Hampshire Designers
32.9%
MEN'S
WOMEN'S

2009 SALES BY SIGNIFICANT CUSTOMERS*


JCPenney
27.3%
All Other
45.5%
Kohl's
16.4%
Macy's
10.8%
JCPENNEY
KOHL'S
MACY'S
ALL OTHER

** Sales are calculated as gross sales less returns and do not include adjustments for sales discounts or other sales allowances.*

Recent History

INVESTIGATION & FAILED MERGER

TURNAROUND BEGINS



6/22/06 Audit Committee Investigation of Ludwig Kuttner Commences, Michael Culang Named CEO
12/13/06 Announcement of Need to Restate Financials for 2003-2005, Q1 2006
12/7/07 Financial Restatements Completed
2/15/08 New $125M Credit Facility Completed
4/29/08 Richard Mandell, Herbert Elish and Michael Culang Join Board of Directors
8/4/08 Kuttner Settlement
3/26/09 Joel Goldberg resigns from Board
4/26/09 Merger Agreement with NAF Terminated
8/7/09 New $48M Credit Facility Completed
6.30.06
12.31.06
12.31.07
12.31.08
12.31.09
9/25/06 Kuttner and Charles Clayton Terminated
11/2/07 Sale of Marisa Christina and David Brooks divisions
4/15/08 Sale of Shane Hunter division
4/15/09 Culang Resigns as CEO, Richard Mandell appointed interim CEO and implementation of cost reduction plan commences
2/23/09 Merger agreement with NAF Announced
7/29/09 Heath Golden appointed CEO, Howard Zwilling joins as President of Women's
5/1/09 Michael Jackson resigns from Board
12/2/09 Peter Woodward Joins Board

New Management Team



HEATH L. GOLDEN

President and Chief Executive Officer
Appointed President and CEO in July 2009
Joined Hampshire in August 2005, elevated to General Counsel and subsequently COO
Previously a corporate attorney at Willkie Farr & Gallagher LLP

JONATHAN W. NORWOOD

Chief Financial Officer and Treasurer
Appointed CFO in April 2006 and subsequently Principal Accounting Officer and Treasurer
Previously Controller of Liberty Corporation
Previously CFO of Team Vest, LLC
Previously with Ernst & Young, LLP

HOWARD L. ZWILLING

President of Women's Division - Hampshire Designers and Item Eyes
Appointed President of Women's Division in July 2009
Previously Group CEO of Jones Apparel Group's Moderate Sportswear
Previously Senior executive at McNaughton Apparel Group
Previously President and Chief Executive Officer of Miss Erika

MARK W. LEPINE

President of Men's Division - Hampshire Brands
Appointed President of Men's Division in February 2007
Previously President of Liz Claiborne's Men's Special Markets Division
Previously VP of Sales and Marketing for Sportswear at Phillips-Van Heusen

Board of Directors

HARVEY SPERRY

IRWIN WINTER

RICHARD MANDELL*

HERBERT ELISH*

HEATH GOLDEN*

PETER WOODWARD*

** New board members*

Turnaround Plan



CHALLENGES	COMPANY ACTIONS
1. SALES	Strengthened Customer Relationships Launched JOE Joseph Abboud® and Alexander Julian Colours® Better prepared/positioned to address margin support issue Prepared corporate marketing and brand initiatives for 2010 • Grow sales to under-penetrated accounts • Enter new channels - Shop-at-Home - International
2. COST STRUCTURE	Restructured and re-engineered product sourcing • Switch fixed to variable costs • Broaden factory base • Geographic diversity S,G&A Restructuring: $14.2M annual savings • Continue to reduce in 2010 External distractions/litigation winding down
3. LIQUIDITY	Extended terms with factories from 18 days to over 39 days Reduced L/C usage by over 70%

Goal: sales stability and profitability in 2010

2010


HAMPSHIRE GROUP

Financial Results

Hampshire Group, Limited and Subsidiaries

Consolidated Statement of Operations

In 000's	NINE MONTHS ENDED September 26, 2009	NINE MONTHS ENDED September 27, 2008	YEAR ENDED December 31, 2008
		(unaudited)	
Net sales	$ 100,914	$ 153,622	$ 240,901
Cost of goods sold	78,649	117,343	188,700
Gross profit	22,265	36,279	52,201
	22.1%	23.6%	21.7%
SG&A	29,406	42,465	57,632
Special costs	3,595	2,328	2,995
Restructuring charges	4,184	537	580
Tender offer related costs	2,053	56	386
Goodwill impairment loss	-	-	8,162
Loss from operations	$ (16,973)	$ (9,107)	$ (17,554)
Modified EBITDA (1)	$ (5,216)	$ (4,834)	$ (3,829)
Net loss	$ (16,790)	$ (6,084)	$ (29,897)
Net interest expense (income)	39	(772)	(946)
Income tax provision (benefit)	(579)	(3,066)	9,906
Depreciation & Amortization (2)	1,927	1,352	10,864
EBITDA (1)	(15,403)	(8,570)	(10,073)
Discontinued operations, net of tax	46	2,474	3,905
Special Costs	3,595	2,328	2,995
Restructuring charges	4,184	537	580
Tender offer related costs	2,053	56	386
Other, Net (3)	311	(1,659)	(1,622)
Modified EBITDA (1)	$ (5,216)	$ (4,834)	$ (3,829)

(1) The Company defines EBITDA as net income (loss) before interest expense, interest income, income taxes, depreciation and amortization. Modified EBITDA removes the impact of non-operational items of Discontinued Operations, Special Costs, Restructuring charges, Tender Offer Related Costs and Other, Net. Management believes these measures provide useful information for investors concerning the Company's operating results and financial performance. As non-GAAP financial measures, EBITDA and Modified EBITDA should not be considered an alternative to comparable GAAP financial measures but should rather be read in conjunction with the GAAP financial measures.

(2) Depreciation & Amortization for the period ending December 31, 2008 includes a charge of $8.2 million for goodwill impairment.

(3) Other, Net for the period ending September 27, 2008 and December 31, 2008 includes a net recovery of approximately $1.5 million related to the Settlement Agreement with the the company's former CEO.

Hampshire Group, Limited and Subsidiaries

Condensed Consolidated Balance Sheets

In 000's	NINE MONTHS ENDED September 26, 2009	September 27, 2008	YEAR ENDED December 31, 2008	
		(unaudited)		
ASSETS:				
Current assets:				
Cash	$ 1,301	$ 437	$ 35,098	
Accounts receivable trade, net	40,757	57,906	27,881	
Notes and other receivables	2,891	3,024	4,007	
Inventories-net	34,043	46,890	10,911	
Deferred tax assets	—	10,875	-	(a)
Other current assets	3,955	2,589	2,672	
Assets of discontinued ops, net	310	170	246	
Total current assets	83,307	121,893	80,815	
Fixed assets-net	11,753	13,800	13,207	
Deferred tax assets	-	5,151	-	(a)
Goodwill	-	8,162	-	(b)
Other assets	3,848	4,732	4,684	
	$ 99,106	$ 153,336	$ 98,706	
LIABILITIES:				
Current liabilities:				
Current portion of long term debt	$ 11	$ 29	$ 30	
Borrowings under credit facility	-	9,775	-	
Accounts payable	26,899	26,821	7,759	
Accrued expenses & other liabilities	10,383	13,762	11,137	
Liabilities of discontinued ops	512	1,486	503	
Total current liabilities	37,805	51,973	19,429	
Long-term debt, less current portion	115	11	3	
Other long-term liabilities	13,181	12,744	14,477	
Total liabilities	51,101	64,728	33,909	
STOCKHOLDERS' EQUITY				
Common Stock	824	824	824	
Additional paid in capital	36,079	36,079	36,079	
Retained earnings	31,502	72,105	48,292	(c)
Treasury stock	(20,398)	(20,398)	(20,398)	
Total stockholder's equity	48,007	88,610	64,797	
	$ 99,106	$ 153,336	$ 98,706	

(a) Deferred tax assets were reduced to zero due to the non-cash write off of $18.9 million in Q4 2008.
(b) Goodwill was reduced to zero due to the non-cash write off of $8.2 million in Q4 2008.
(c) $27.1 million of the decrease in retained earnings at 12/31/08 was due to the non-cash write off of deferred tax assets and goodwill.

Balance Sheet Improvement

Cash Position (in 000's)

NET CASH (DEBT) SUMMARY



$60,000
$41,250
$22,500
$3,750
($15,000)
MAY
JUN
JUL
AUG
SEP
OCT
NOV
DEC
2008
2009

Balance Sheet Improvement

Improved LC Usage (in 000's)



TRADE LC SUMMARY
$50,000
$37,500
$25,000
$12,500
$0
MAY
JUN
JUL
AUG
SEP
OCT
NOV
DEC
2008
2009

Stock Valuation

(in millions)



$50.0
$37.5
$25.0
$12.5
$0
$45.9M NET WORKING CAPITAL¹
$23.7M NEGATIVE EV
$22.2M MARKET CAP²
1
2

1. *Net Working Capital defined as current assets less current liabilities (excluding discontinued operations) and is calculated as of 9/26/09.*
2. *Market Cap as of 2/12/10.*





Clothes make the man.
Naked people have little
or no influence on society.
— Mark Twain

HAMPSHIRE GROUP

Conclusion




Know first who you are
and then adorn yourself
accordingly.
— Epictetus

Recent history of challenges is largely behind us

New management team, significant board changes

Restructuring largely complete, special costs largely finished

Value Creation Strategy to recoup lost sales and grow business organically

Solid balance sheet: $46M in net working capital (as of 9/26/09), equaling $8.39 in net working capital per share compared to stock price of $3.50 (as of 2/12/10)

Goal: sales stability and profitability in 2010 (as evidenced by stock incentive plan targets)

Strong EPS leverage given large revenue base and small number of shares outstanding

2010


HAMPSHIRE GROUP

What a strange power
there is in clothing.
—Isaac B. Singer